         AMERICAN STRATEGIC
         INCOME PORTFOLIO INC. III


                                CSP



         ANNUAL REPORT
         MAY 31,
               2002





                                                         [LOGO] US BANCORP
                                                                ASSET MANAGEMENT

[LOGO] US BANCORP
       ASSET MANAGEMENT


AMERICAN STRATEGIC INCOME PORTFOLIO INC. III



PRIMARY INVESTMENTS
American Strategic Income Portfolio Inc. III (the "Fund") invests in mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. The Fund may also invest in asset-backed securities, U.S. government securities, corporate-debt securities, municipal obligations, unregistered securities, and mortgage-servicing rights. The Fund borrows through the use of reverse repurchase agreements. Use of certain of these investments and investment techniques may cause the Fund's net asset value to fluctuate to a greater extent than would be expected from interest rate movements alone.

FUND OBJECTIVE
High level of current income. Its secondary objective is to seek capital appreciation. As with other investment companies, there can be no assurance this Fund will achieve its objectives.


AVERAGE ANNUALIZED TOTAL RETURNS
Based on net asset value for the periods ended May 31, 2002

[CHART]

                            AMERICAN STRATEGIC INCOME         LEHMAN BROTHERS MUTUAL FUND
                                PORTFOLIO INC. III             GOVERNMENT/MORTGAGE INDEX
One Year                              10.29%                             8.09%
Five Year                              9.53%                             7.68%
Since Inception 3/25/1993              7.78%                             6.90%


The average annualized total returns for the Fund are based on the change in its net asset value (NAV), assume all distributions were reinvested, and do not reflect sales charges. NAV-based performance is used to measure investment management results. - Average annualized total returns based on the change in market price for the one-year, five-year, and since-inception periods ended May 31, 2002, were 14.04%, 11.84%, and 7.61%, respectively. These returns assume reinvestment of all distributions and reflect commissions on reinvestment of distributions as described in the Fund's dividend reinvestment plan, but not on initial purchases. - PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. NEITHER SAFETY OF PRINCIPAL NOR STABILITY OF INCOME IS GUARANTEED. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this Fund, often trade at discounts to NAV; therefore, you may be unable to realize the full NAV of your shares when you sell. - The Fund uses the Lehman Brothers Mutual Fund Government/Mortgage Index as a benchmark. Although we believe this is the most appropriate benchmark available, it is not a perfect match. The benchmark index is comprised of U.S. government securities while the Fund is comprised primarily of nonsecuritized, illiquid whole loans. This limits the ability of the Fund to respond quickly to market changes. - The Lehman Brothers Mutual Fund Government/Mortgage Index is comprised of all U.S. government agency and Treasury securities and agency mortgage-backed securities. Developed by Lehman Brothers for comparative use by the mutual fund industry, this index is unmanaged and does not include any fees or expenses in its total return calculations. - The since inception number for the Lehman Index is calculated from the month end following the Fund's inception through May 31, 2002.



            NOT FDIC INSURED   NO BANK GUARANTEE   MAY LOSE VALUE


[SIDENOTE]
    TABLE OF CONTENTS


 1  Fund Overview

 6  Financial Statements
    and Notes

16  Investments in
    Securities

20  Independent Auditors'
    Report

21  Federal Income
    Tax Information

22  Shareholder Update

FUND OVERVIEW


July 15, 2002

FOR THE YEAR ENDED MAY 31, 2002, THE FUND HAD A TOTAL RETURN OF 10.29% BASED ON ITS NET ASSET VALUE. We are pleased that the Fund outperformed its benchmark, the Lehman Brothers Mutual Fund Government/Mortgage Index, which had a return of 8.09% during this timeframe. We believe the outperformance was mainly driven by falling interest rates in the first half of the period and the higher income levels paid by our mortgage investments throughout the year. Over the same period, the Fund returned 14.04% based on its market price. The Fund's market price of $12.43 was trading at a slight discount to its net asset value of $12.55 as of May 31. As always, past performance is no guarantee of future results, and the Fund's net asset value and market price will fluctuate.*

THE ANNUAL REPORTING PERIOD BEGAN WITH THE U.S. ECONOMY IN THE MIDST OF A MILD RECESSION AND ENDED WITH IT BEGINNING TO SHOW SIGNS OF A SLOW RECOVERY. At the beginning of the year the Federal Reserve Board was in the midst of a 12-month campaign of easing monetary policy by lowering short-term interest rates a total of 11 times, which ended in December 2001. Since the December cut, the Fed has left rates alone and watched for signs that the U.S. economy is back on track. The fixed-income markets are now focused on monitoring the rate of economic growth and the timing of monetary policy tightening by the Fed.

THE PERIOD WAS CHARACTERIZED BY STRENGTH IN THE FIXED-INCOME MARKETS, AS INVESTORS' APPETITE FOR STABLE, INCOME-ORIENTED INVESTMENTS CONTINUED TO GROW. The terrorist attacks, global tensions, Fund Management and corporate accounting scandals on the home front drove stock prices down and created an


*ALL RETURNS ASSUME REINVESTMENT OF DISTRIBUTIONS AND DO NOT REFLECT
SALES CHARGES OR COMMISSIONS, EXCEPT THAT THE FUND'S TOTAL RETURN BASED ON MARKET PRICE REFLECTS COMMISSIONS ON REINVESTMENT OF DISTRIBUTIONS AS DESCRIBED IN THE FUND'S DIVIDEND REINVESTMENT PLAN, BUT NOT ON INITIAL PURCHASES. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT FUND SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.


PORTFOLIO COMPOSITION
As a percentage of total assets on May 31, 2002

[CHART]

Short-term Securities                              1%
U.S. Agency Mortgage-backed Securities             9%
Private Fixed-rate Mortgage-backed Securities     11%
Commercial Loans+                                 25%
Multifamily Loans+                                54%

+ As of May 31, 2002, there were no multifamily or commercial loans delinquent.


[SIDENOTE]
FUND MANAGEMENT
JOHN WENKER
is primarily responsible for the management of the Fund. He has 16 years of financial experience.

CHRIS NEUHARTH
assists with the management of the Fund. He has 21 years of financial experience.

RUSS KAPPENMAN
assists with the management of the Fund. He has 16 years of financial experience.

increased interest in the bond market. Within the fixed-income segment, whole loans and mortgage-backed securities faltered slightly at the end of 2001 due to prepayment uncertainty in the mortgage markets and the outlook for potentially higher interest rates. However, as interest rates stabilized in early 2002 and investors continued to seek refuge from more risky sectors of the market, whole loans and mortgage-backed securities performed well.

ALTHOUGH THE FIXED-INCOME SECTOR SHOWED STRENGTH OVERALL, REAL ESTATE MARKETS WERE FUNDAMENTALLY WEAKER WITH DEMAND FOR MULTIFAMILY UNITS AND COMMERCIAL SPACE DECREASING OVER THE PAST NINE TO 12 MONTHS. Typically real estate markets are a lagging indicator of the economy. In other words, they take longer to weaken and longer to recover than the overall economy. Most estimates do not see an appreciable increase in demand for apartments or commercial space until well into 2003. We are mildly optimistic because the current decrease in demand is not accompanied by an oversupply in new construction, as was the case in the recession of the early 1990s. The geographic diversification of the Fund should prove helpful in this weaker environment.

IN JULY 2001, THE FUND INCREASED ITS DIVIDEND FROM 8.5 CENTS TO 8.75 CENTS PER SHARE. Despite the increase in the dividend, the Fund's dividend reserve has also increased by approximately 3 cents per share and was more than 10 cents per share as of the period end. During the year the Fund paid out


GEOGRAPHICAL DISTRIBUTION

We attempt to buy mortgage loans in many parts of the country to help avoid the risks of concentrating in one area. These percentages reflect principal value of whole loans as of May 31, 2002. Shaded areas without values indicate states in which the Fund has invested less than 0.50% of its assets.

[MAP]

Alabama
Alaska
Arizona                 8%
Arkansas
California              15%
Colorado                3%
Connecticut
Delaware
Florida                 8%
Georgia
Hawaii
Idaho
Illinois
Indiana
Iowa
Kansas
Kentucky
Louisiana
Maine
Maryland
Massachusetts
Michigan
Minnesota               5%
Mississippi
Missouri
Montana
Nebraska
New Hampshire
New Jersey
New Mexico              2%
New York                1%
Nevada                  5%
North Carolina
North Dakota
Ohio
Oklahoma                9%
Oregon                  1%
Pennsylvania
Rhode Island
South Carolina
South Dakota
Tennessee               2%
Texas                   35%
Utah                    2%
Vermont
Virginia
Washington              4%
West Virginia
Wisconsin
Wyoming

$1.0475 per share in dividends resulting in an annualized distribution rate of 8.43% based on the May 31 market price. Keep in mind that the Fund's distribution rate and dividend reserve levels will fluctuate.

THE FUND'S INCOME CONTINUED TO BENEFIT FROM THE USE OF LEVERAGE (OR BORROWING) DURING THE PERIOD. The low level of short-term interest rates allowed the Fund to continue to borrow at decreased costs. The borrowed money was then invested in higher-yielding mortgage investments, which added to the income levels in the Fund. Although the use of leverage has resulted in more income for shareholders, it does increase reinvestment and interest-rate risks in the Fund.**

WE BELIEVE THE OUTLOOK FOR REAL ESTATE MARKETS WILL CONTINUE TO BE SOMEWHAT CHALLENGING. We most likely will continue to see an increased level of loan defaults and prepayments in this environment. However, we continue to diligently manage the risk in the Fund and believe it should hold up well based on its current credit profile. Once the U.S. economy shows more signs of improvement, demand should increase for space and occupancy levels should rise. This eventually should lead to increased rental rates and an improved environment for real estate investments.

AS YOU ARE PROBABLY AWARE, THE BOARD OF DIRECTORS FOR THIS FUND--AS WELL AS AMERICAN STRATEGIC INCOME PORTFOLIO INC. (ASP), AMERICAN STRATEGIC INCOME PORTFOLIO INC. II (BSP), AND AMERICAN SELECT PORTFOLIO INC. (SLA)--APPROVED A PROPOSAL TO REORGANIZE THESE FOUR FUNDS INTO FIRST AMERICAN STRATEGIC REAL ESTATE PORTFOLIO, INC., A SPECIALTY FINANCE COMPANY THAT WOULD ELECT TO BE TAXED AS A REAL ESTATE INVESTMENT TRUST (REIT). This transaction is subject to review by the Securities and Exchange Commission, approval by the Fund's shareholders, and certain other conditions. There is no assurance that the transaction will be completed.

THANK YOU FOR YOUR INVESTMENT IN THE FUND AND YOUR TRUST DURING THIS DIFFICULT ENVIRONMENT IN THE ECONOMY AND REAL ESTATE MARKETS. As always, we will continue to closely monitor the real



**REINVESTMENT RISK IS THE RISK THAT WHEN THE INVESTMENTS COME DUE, WE WILL HAVE TO REDEPLOY THE PROCEEDS INTO LOWER-YIELDING WHOLE LOANS OR SECURITIES. (ALTERNATIVELY, WE COULD DECREASE THE AMOUNT OF LEVERAGE.) INTEREST-RATE RISK IS THE RISK THAT THE VALUE OF THESE INVESTMENTS WILL GO DOWN WHEN RATES RISE AGAIN, RESULTING IN A LOWER NET ASSET VALUE FOR THE FUND.

estate markets and the credit profiles of the Fund's whole loan investments in order to achieve the Fund's goal of paying attractive monthly income while minimizing losses. We will provide updates on the status of the REIT proposal as we learn more information. In the meantime, if you have any questions about the proposal generally or about the Fund specifically, please call us at 800-677-FUND.




Sincerely,

/s/ Mark Jordahl




Mark Jordahl
Chief Investment Officer
U.S. Bancorp Asset Management, Inc.

VALUATION OF WHOLE LOAN INVESTMENTS

The Fund's investments in whole loans (single-family, multifamily, and commercial), participation mortgages, and mortgage-servicing rights are generally not traded in any organized market; therefore, market quotations are not readily available. These investments are valued at "fair value" according to procedures adopted by the Fund's board of directors. Pursuant to these procedures, whole loan investments are initially valued at cost and their values are subsequently monitored and adjusted pursuant to a U.S. Bancorp Asset Management, Inc., pricing model designed to incorporate, among other things, the present value of the projected stream of cash flows on such investments. The pricing model takes into account a number of relevant factors, including the projected rate of prepayments, the delinquency profile, the historical payment record, the expected yield at purchase, changes in prevailing interest rates, and changes in the real or perceived liquidity of whole loans, participation mortgages, or mortgage-servicing rights, as the case may be. The results of the pricing model may be further subject to price ceilings due to the illiquid nature of the loans. Changes in prevailing interest rates, real or perceived liquidity, yield spreads, and credit worthiness are factored into the pricing model each week. Certain mortgage loan information is received on a monthly basis and includes, but is not limited to, the projected rate of prepayments, projected rate and severity of defaults, the delinquency profile, and the historical payment record. Valuations of whole loans are determined no less frequently than weekly.

               FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                      STATEMENT OF ASSETS AND LIABILITIES  May 31, 2002
.................................................................................

ASSETS:
Investments in securities at value* (note 2)  ..............     $365,357,824
Accrued interest receivable  ...............................        1,922,661
Other assets  ..............................................          656,090
                                                                 ------------
  Total assets  ............................................      367,936,575
                                                                 ------------

LIABILITIES:
Reverse repurchase agreements payable (note 2)  ............       99,454,372
Accrued investment management fee  .........................          144,447
Bank overdraft  ............................................           97,992
Accrued administrative fee  ................................           56,627
Accrued interest  ..........................................          233,287
Other accrued expenses  ....................................            7,721
                                                                 ------------
  Total liabilities  .......................................       99,994,446
                                                                 ------------
  Net assets applicable to outstanding capital stock  ......     $267,942,129
                                                                 ============

COMPOSITION OF NET ASSETS:
Capital stock and additional paid-in capital  ..............     $312,303,603
Undistributed net investment income  .......................        2,278,996
Accumulated net realized loss on investments  ..............      (53,755,228)
Unrealized appreciation of investments  ....................        7,114,758
                                                                 ------------

  Total - representing net assets applicable to capital
    stock  .................................................     $267,942,129
                                                                 ============

  *Investments in securities at identified cost  ...........     $358,243,066
                                                                 ============

NET ASSET VALUE AND MARKET PRICE OF CAPITAL STOCK:
Net assets outstanding  ....................................     $267,942,129
Shares outstanding (authorized 1 billion shares of $0.01 par
  value)  ..................................................       21,343,292
Net asset value per share  .................................     $      12.55
Market price per share  ....................................     $      12.43

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

        6  2002 Annual Report - American Strategic Income Portfolio III

--------------------------------------------------------------------------------

                      STATEMENT OF OPERATIONS  For the Year Ended May 31, 2002
.................................................................................

INCOME:
Interest (net of interest expense of $3,062,240)  ..........     $ 26,126,880
                                                                 ------------

EXPENSES (NOTE 3):
Investment management fee  .................................        1,700,977
Administrative fee  ........................................          665,044
Custodian fees  ............................................           53,203
Transfer agent fees  .......................................           36,646
Registration fees  .........................................           77,671
Reports to shareholders  ...................................           48,690
Mortgage servicing fees  ...................................          252,569
Directors' fees  ...........................................           24,463
Audit and legal fees  ......................................          142,104
Other expenses  ............................................           45,131
                                                                 ------------
  Total expenses  ..........................................        3,046,498
                                                                 ------------

  Net investment income  ...................................       23,080,382
                                                                 ------------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
 (NOTE 4):
Net realized gain on investments in securities  ............        3,879,029
Net realized gain on real estate owned  ....................            2,347
                                                                 ------------

  Net realized gain on investments  ........................        3,881,376
Net change in unrealized appreciation or depreciation of
  investments  .............................................         (737,013)
                                                                 ------------

  Net gain on investments  .................................        3,144,363
                                                                 ------------

    Net increase in net assets resulting from
      operations  ..........................................     $ 26,224,745
                                                                 ============

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

        7  2002 Annual Report - American Strategic Income Portfolio III

--------------------------------------------------------------------------------

                      STATEMENT OF CASH FLOWS  For the Year Ended May 31, 2002
.................................................................................

CASH FLOWS FROM OPERATING ACTIVITIES:
Interest income  ...........................................    $  26,126,880
Net expenses  ..............................................       (3,046,498)
                                                                -------------
  Net investment income  ...................................       23,080,382
                                                                -------------

Adjustments to reconcile net investment income to net cash
  provided by operating activities:
  Change in accrued interest receivable  ...................          199,412
  Net amortization of bond discount and premium  ...........          (22,678)
  Change in accrued fees and expenses  .....................           (9,770)
  Change in other assets  ..................................         (357,860)
                                                                -------------
    Total adjustments  .....................................         (190,896)
                                                                -------------

    Net cash provided by operating activities  .............       22,889,486
                                                                -------------

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sales of investments  ........................      142,823,842
Purchases of investments  ..................................     (186,748,719)
Net purchases of short-term securities  ....................       (1,371,982)
                                                                -------------

    Net cash used by investing activities  .................      (45,296,859)
                                                                -------------

CASH FLOWS FROM FINANCING ACTIVITIES:
Net proceeds from reverse repurchase agreements  ...........       27,047,000
Distributions paid to shareholders  ........................      (22,357,105)
                                                                -------------

    Net cash provided by financing activities  .............        4,689,895
                                                                -------------
Net decrease in cash  ......................................      (17,717,478)
Cash at beginning of year  .................................       17,619,486
                                                                -------------

    Bank overdraft at end of year  .........................    $     (97,992)
                                                                =============

Supplemental disclosure of cash flow information:
  Cash paid for interest on reverse repurchase
    agreements  ............................................    $   2,976,283
                                                                =============

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

        8  2002 Annual Report - American Strategic Income Portfolio III

--------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
.................................................................................

                                                                  YEAR ENDED          YEAR ENDED
                                                                   5/31/02             5/31/01
                                                              ------------------  ------------------
OPERATIONS:
Net investment income  .....................................     $ 23,080,382        $ 21,764,311
Net realized gain on investments  ..........................        3,881,376             773,482
Net change in unrealized appreciation or depreciation of
  investments  .............................................         (737,013)         14,215,872
                                                                 ------------        ------------

  Net increase in net assets resulting from operations  ....       26,224,745          36,753,665
                                                                 ------------        ------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
From net investment income  ................................      (22,357,105)        (21,823,521)
                                                                 ------------        ------------

  Total increase in net assets  ............................        3,867,640          14,930,144

Net assets at beginning of year  ...........................      264,074,489         249,144,345
                                                                 ------------        ------------

Net assets at end of year  .................................     $267,942,129        $264,074,489
                                                                 ============        ============

Undistributed net investment income  .......................     $  2,278,996        $  1,555,719
                                                                 ============        ============

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

        9  2002 Annual Report - American Strategic Income Portfolio III

               NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1) ORGANIZATION
.............................
                      American Strategic Income Portfolio Inc. III (the "Fund"), is registered under the Investment Company Act of 1940 (as amended) as a diversified, closed-end management investment company. The Fund emphasizes investments in mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. It may also invest in asset-backed securities, U.S. government securities, corporate debt securities, municipal obligations, unregistered securities, and mortgage servicing rights. In addition, the Fund may borrow using reverse repurchase agreements and revolving credit facilities. Fund shares are listed on the New York Stock Exchange under the symbol CSP.

(2) SUMMARY OF
    SIGNIFICANT
    ACCOUNTING
    POLICIES
.............................
                      INVESTMENTS IN SECURITIES
                      Portfolio securities for which market quotations are readily available are valued at current market value. If market quotations or valuations are not readily available, or if such quotations or valuations are believed to be inaccurate, unreliable, or not reflective of market value, portfolio securities are valued according to procedures adopted by the Fund's board of directors in good faith at "fair value," that is, a price that the Fund might reasonably expect to receive for the security or other asset upon its current sale.

                      The current market value of certain fixed-income securities is provided by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings, and general market conditions. Fixed-income securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value.

                      Pricing services value domestic and foreign equity securities (and occasionally fixed-income securities) traded on a securities exchange or Nasdaq at the last reported sales price, up to the time of valuation. If there are no reported sales of a security on the valuation date, it is valued at the mean between the published bid and asked prices reported by the exchange or Nasdaq. If there are no sales and no published bid and asked quotations for a security on the valuation date or the security is not traded on an exchange or Nasdaq, the pricing service may obtain market quotations directly from broker-dealers.

                      The Fund's investments in whole loans (single family, multifamily, and commercial), participation mortgages and mortgage servicing rights are generally not traded in any organized market and therefore, market quotations are not readily available. These investments are valued at "fair value" according to procedures adopted by the Fund's board of directors. Pursuant to these procedures, whole loan investments are initially valued at cost and their values are subsequently monitored and adjusted pursuant to a U.S. Bancorp Asset Management, Inc. (the "Advisor"), pricing model designed to incorporate, among other things, the present value of the projected stream of cash flows on such investments. The pricing model takes into account a number of relevant factors including the projected rate of prepayments; the delinquency profile; the historical payment

--------------------------------------------------------------------------------

        10  2002 Annual Report - American Strategic Income Portfolio III

--------------------------------------------------------------------------------
                      record; the expected yield at purchase; changes in prevailing interest rates; and changes in the real or perceived liquidity of whole loans, participation mortgages, or mortgage servicing rights, as the case may be. The results of the pricing model may be further subject to price ceilings due to the illiquid nature of the loans. Changes in prevailing interest rates, real or perceived liquidity, yield spreads, and creditworthiness are factored into the pricing model each week.

                      Certain mortgage loan information is received once a month. This information includes, but is not limited to, the projected rate of prepayments, projected rate and severity of defaults, the delinquency profile, and the historical payment record. Valuations of whole loans, mortgage participations, and mortgage servicing rights are determined no less frequently than weekly.

                      Securities transactions are accounted for on the date securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Interest income, including accretion of bond discount and amortization of premium, is recorded on an accrual basis.

                      WHOLE LOANS AND PARTICIPATION MORTGAGES
                      Whole loans and participation mortgages may bear a greater risk of loss arising from a default on the part of the borrower of the underlying loans than do traditional mortgage-backed securities. This is because whole loans and participation mortgages, unlike most mortgage-backed securities, generally are not backed by any government guarantee or private credit enhancement. Such risk may be greater during a period of declining or stagnant real estate values. In addition, the individual loans underlying whole loans and participation mortgages may be larger than the loans underlying mortgage-backed securities. With respect to participation mortgages, the Fund generally will not be able to unilaterally enforce its rights in the event of a default, but rather will be dependent on the cooperation of the other participation holders.

                      At May 31, 2002, no loans were 60 days or more delinquent as to the timely monthly payment of principal and interest. The Fund does not record past due interest as income until received. The Fund may incur certain costs and delays in the event of a foreclosure. Also, there is no assurance that the subsequent sale of the property will produce an amount equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the accrued unpaid interest and all of the foreclosure expenses. In this case, the Fund may suffer a loss. The Fund recognized a net realized gain of $2,347 or $0.0001 per share on real estate sold during the year ended May 31, 2002.

                      Real estate acquired through foreclosure, if any, is recorded at estimated fair value. The Fund may receive rental or other income as a result of holding real estate. In addition, the Fund may incur expenses associated with maintaining any real estate owned. On May 31, 2002, the Fund owned no real estate.

                      REVERSE REPURCHASE AGREEMENTS
                      Reverse repurchase agreements involve the sale of a portfolio-eligible security by the Fund, coupled with an agreement to repurchase the security at a specified date and price. Reverse repurchase agreements may increase volatility of the Fund's net asset value and involve the risk that interest costs on money borrowed may exceed the return on securities purchased with that
--------------------------------------------------------------------------------

        11  2002 Annual Report - American Strategic Income Portfolio III

--------------------------------------------------------------------------------
                      borrowed money. Reverse repurchase agreements are considered to be borrowings by the Fund, and are subject to the Fund's overall restriction on borrowing under which it must maintain asset coverage of at least 300%. For the year ended May 31, 2002, the average borrowings outstanding were $84,258,622 and the average rate was 3.61%.

                      SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
                      Delivery and payment for securities that have been purchased by the Fund on a when-issued or forward-commitment basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund segregates, with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the Fund's net asset value if the Fund makes such purchases while remaining substantially fully invested. As of May 31, 2002, the Fund had no outstanding when-issued or forward commitments.

                      FEDERAL TAXES
                      The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. The Fund also intends to distribute its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

                      There were no material differences between the book and tax basis of dividends paid during the years ended
                      May 31, 2002 and 2001. All distributions made during these periods were ordinary income distributions.

                      As of May 31, 2002, the components of distributable earnings on a tax basis were as follows:

                      Undistributed ordinary income ..........   $  2,278,996
                      Accumulated realized loss
                        on investments .......................    (48,925,025)
                      Unrealized appreciation
                        of investments .......................      2,284,555
                                                                 ------------
                                                                 $(44,361,474)
                                                                 ============

                      The difference between book-basis and tax-basis unrealized appreciation and accumulated realized losses is attributable to a one time tax election where by the Fund marked appreciated securities to market creating capital gains that were used to reduce tax capital loss carryovers and increase tax cost basis.

                      DISTRIBUTIONS TO SHAREHOLDERS
                      Distributions from net investment income are made monthly and realized capital gains, if any, will be distributed at least annually. These distributions are recorded as of the close of business on the ex-dividend date. Such distributions are payable in cash or, pursuant to the Fund's dividend reinvestment plan, reinvested in additional shares of the Fund's capital stock. Under the plan, Fund shares will be purchased in the open market unless the market price plus commissions exceeds the net asset value by 5% or more. If, at the close of business on the dividend payment

--------------------------------------------------------------------------------

        12  2002 Annual Report - American Strategic Income Portfolio III

--------------------------------------------------------------------------------
                      date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, the Fund will issue new shares at a discount of up to 5% from the current market price.

                      REPURCHASE AGREEMENTS AND OTHER SHORT-TERM SECURITIES
                      For repurchase agreements entered into with certain broker-dealers, the Fund, along with other affiliated registered investment companies, may transfer uninvested cash balances into a joint trading account, the daily aggregate of which is invested in repurchase agreements secured by U.S. government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the Fund's custodian bank until maturity of the repurchase agreement. Provisions for all agreements ensure that the daily market value of the collateral is in excess of the repurchase amount, including accrued interest, to protect the Fund in the event of a default. In addition to repurchase agreements, the Fund may invest in money market funds advised by the Fund's Advisor.

                      USE OF ESTIMATES
                      The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from these estimates.

(3) EXPENSES
.............................
                      INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES
                      Pursuant to an investment advisory agreement (the "Agreement"), the Advisor, a subsidiary of U.S. Bank National Association ("U.S. Bank"), manages the Fund's assets and furnishes related office facilities, equipment, research, and personnel. The Agreement provides the Advisor with a monthly investment management fee in an amount equal to an annualized rate of 0.20% of the Fund's average weekly net assets and 4.50% of the daily gross income accrued by the Fund during the month (i.e., investment income, including amortization of discount and premium, other than gains from the sale of securities or gains from options and futures contracts less interest on money borrowed by the Fund). The monthly investment management fee shall not exceed, in the aggregate, 1/12 of 0.725% of the Fund's average weekly net assets during the month (approximately 0.725% on an annual basis). For the year ended May 31, 2002, the effective investment management fee incurred by the Fund was 0.64%. For its fee, the Advisor provides investment advice and conducts the management and investment activity of the Fund.

                      Pursuant to a co-administration agreement (the "Co-Administration Agreement"), U.S. Bancorp Asset Management, Inc. and U.S. Bancorp Fund Services, Inc., a subsidiary of U.S. Bancorp, (collectively the "Administrators") provide or supervise others who provide administrative services, including certain legal and shareholder services to the Fund. Under the Co-Administration Agreement, the Administrators receive a monthly administrative fee in an amount equal to an annualized rate of 0.25% of the Fund's average weekly net assets (computed by subtracting liabilities from the value of the total assets of the Fund).

--------------------------------------------------------------------------------

        13  2002 Annual Report - American Strategic Income Portfolio III

--------------------------------------------------------------------------------

                      MORTGAGE SERVICING FEES
                      The Fund enters into mortgage servicing agreements with mortgage servicers for whole loans and participation mortgages. For a fee, mortgage servicers maintain loan records, such as insurance and taxes and the proper allocation of payments between principal and interest.

                      OTHER FEES AND EXPENSES
                      In addition to the investment management, administrative, and mortgage servicing fees, the Fund is responsible for paying most other operating expenses, including outside directors' fees and expenses, custodian fees, registration fees, printing and shareholder reports, transfer agent fees and expenses, legal and auditing services, insurance, interest, expenses related to real estate owned, fees to outside parties retained to assist in conducting due diligence, taxes, and other miscellaneous expenses.

                      During the year ended May 31, 2002, the Fund paid $52,596 for custody services to U.S. Bank.
(4) INVESTMENT
    SECURITY
    TRANSACTIONS
.............................
                      Cost of purchases and proceeds from sales of securities and real estate, other than temporary investments in short-term securities, for the year ended May 31, 2002, aggregated $186,771,397 and $142,823,842, respectively.
                      Included in proceeds from sales are $2,347 from sales of real estate owned and $736,005 from prepayment penalties.
(5) CAPITAL LOSS
    CARRYOVER
.............................
                      For federal income tax purposes, the Fund had capital loss carryovers at May 31, 2002, which, if not offset by subsequent capital gains, will expire on the Fund's fiscal year-ends as indicated below. It is unlikely the board of directors will authorize a distribution of any net realized capital gains until the available capital loss carryovers have been offset or expire.

 CAPITAL LOSS
  CARRYOVER    EXPIRATION
 ------------  ----------
 $13,562,986       2003
  34,420,675       2004
     871,623       2005
      69,740       2008
 -----------
 $48,925,024
 ===========

(6) CAPITAL SHARE
    TRANSACTIONS
.............................
                      RETIREMENT OF FUND SHARES
                      The Fund's board of directors has approved continuation of the plan to repurchase shares of the Fund in the open market and retire those shares. Repurchases may only be made when the previous day's closing market value was at a discount from net asset value (NAV). Daily repurchases are limited to 25% of the previous four weeks average daily trading volume on the New York Stock Exchange. Under the current plan, cumulative repurchases in the Fund cannot exceed 1,203,423 (5% of the outstanding shares as of September 9, 1998). No shares were repurchased during the year ended May 31, 2002.
(7) PROPOSED
    REORGANIZATION
.............................
                      On April 1, 2002, a combined proxy statement/registration statement was filed with the Securities and Exchange Commission in which it is proposed that the Fund, along with American Strategic Income Portfolio Inc. (ASP), American Strategic Income Portfolio Inc. II (BSP), and American Select Portfolio Inc. (SLA), reorganize into First American Strategic Real Estate Portfolio, Inc., a specialty real estate finance company that would elect to be taxed as a real estate investment trust. This transaction is subject to review by the Securities and Exchange Commission, approval by the Fund's shareholders, and certain other conditions. There is no assurance that the transaction will be completed.

--------------------------------------------------------------------------------

        14  2002 Annual Report - American Strategic Income Portfolio III

--------------------------------------------------------------------------------

(8) FINANCIAL
HIGHLIGHTS
.............................
                      Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

                      AMERICAN STRATEGIC INCOME PORTFOLIO INC. III

                                           Year     Year     Year       Year       Year
                                           Ended    Ended    Ended      Ended      Ended
                                          5/31/02  5/31/01  5/31/00  5/31/99 (e)  5/31/98
                                          -------  -------  -------  -----------  -------
PER-SHARE DATA
Net asset value, beginning
  of period ............................  $12.37   $11.67   $12.25     $12.46     $12.12
                                          ------   ------   ------     ------     ------
Operations:
  Net investment income ................    1.08     1.02     1.00       1.05       1.02
  Net realized and unrealized gains
    (losses) on investments ............    0.15     0.70    (0.53)     (0.24)      0.37
                                          ------   ------   ------     ------     ------
    Total from operations ..............    1.23     1.72     0.47       0.81       1.39
                                          ------   ------   ------     ------     ------
Distributions to shareholders:
  From net investment income ...........   (1.05)   (1.02)   (1.05)     (1.02)     (1.05)
                                          ------   ------   ------     ------     ------
Net asset value, end of period .........  $12.55   $12.37   $11.67     $12.25     $12.46
                                          ======   ======   ======     ======     ======
Per-share market value, end of
  period ...............................  $12.43   $11.88   $10.56     $11.88     $11.38
                                          ======   ======   ======     ======     ======
SELECTED INFORMATION
Total return, net asset value (a) ......   10.29%   15.28%    3.99%      6.61%     11.86%
Total return, market value (b) .........   14.04%   23.05%   (2.20)%    13.80%     12.05%
Net assets at end of period
  (in millions) ........................  $  268   $  264   $  249     $  292     $  300
Ratio of expenses to average weekly net
  assets including interest
  expense (c) ..........................    2.30%    3.43%    3.55%      3.39%      3.47%
Ratio of expenses to average weekly net
  assets excluding interest
  expense (c) ..........................    1.15%    1.16%    1.21%      1.19%      1.42%
Ratio of net investment income to
  average weekly net assets                 8.68%    8.44%    8.30%      8.39%      8.22%
Portfolio turnover rate (excluding
  short-term securities) ...............      42%      23%      28%        44%        58%
Amount of borrowings outstanding at end
  of period (in millions) ..............  $   99   $   72   $   76     $  132     $   99
Per-share amount of borrowings
  outstanding at end of period            $ 4.66   $ 3.39   $ 3.54     $ 5.53     $ 4.11
Per-share amount of net assets,
  excluding borrowings, at end
  of period ............................  $17.21   $15.76   $15.21     $17.78     $16.57
Asset coverage ratio (d) ...............     369%     465%     430%       322%       403%

(a)  ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE.
(b) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT ACTUAL PRICES PURSUANT TO THE FUND'S DIVIDEND REINVESTMENT PLAN.
(c) FISCAL 1998 RATIOS INCLUDE 0.05% OF OPERATING EXPENSES ASSOCIATED WITH REAL ESTATE OWNED.
(d) REPRESENTS NET ASSETS, EXCLUDING BORROWINGS, AT END OF PERIOD DIVIDED BY BORROWINGS OUTSTANDING AT END OF PERIOD.
(e) EFFECTIVE AUGUST 10, 1998, THE ADVISOR WAS CHANGED FROM PIPER CAPITAL MANAGEMENT TO U.S. BANK.

--------------------------------------------------------------------------------

        15  2002 Annual Report - American Strategic Income Portfolio III

                           INVESTMENTS IN SECURITIES
--------------------------------------------------------------------------------

AMERICAN STRATEGIC INCOME PORTFOLIO INC. III                                    May 31, 2002
 .................................................................................................................

                                                             Date
Description of Security                                    Acquired   Par Value          Cost          Value (a)
---------------------------------------------------------  --------  -----------     ------------     ------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

U.S. GOVERNMENT AND AGENCY SECURITIES (b) (11.7%):
  U.S. AGENCY MORTGAGE-BACKED SECURITIES (11.7%):
    FIXED RATE (11.7%):
      9.00%, FHLMC, 7/1/30...............................  07/17/00  $ 4,902,128     $  5,035,830     $  5,243,757
      6.00%, FNMA, 10/1/16...............................  04/08/02    2,942,056        2,961,266        2,993,038
      5.50%, FNMA, 2/1/17................................  02/21/02    2,955,308        2,946,867        2,949,007
      6.50%, FNMA, 6/1/29................................  05/17/99    9,708,732        9,640,025        9,881,644
      7.50%, FNMA, 4/1/30................................  05/09/00    2,676,705        2,583,554        2,802,189
      7.50%, FNMA, 5/1/30................................  05/09/00    3,023,041        2,918,054        3,165,698
      8.00%, FNMA, 5/1/30................................  05/09/00    1,423,011        1,404,450        1,510,171
      8.00%, FNMA, 6/1/30................................  05/09/00    2,541,719        2,508,561        2,697,399
                                                                                     ------------     ------------

        Total U.S. Government and Agency Securities                                    29,998,607       31,242,903
                                                                                     ------------     ------------

PRIVATE MORTGAGE-BACKED SECURITIES (e) (15.4%):
  FIXED RATE (15.4%):
      8.79%, First Gibralter, Series 1992-MM,
        Class B, 10/25/21................................  07/15/93      888,315          391,394               --
      8.00%, Lone Star Fund III, 3/30/03.................  06/04/01   15,000,000       14,965,889       15,481,500
      9.25%, Oly Holigan, LP, 1/1/04.....................  12/26/00    6,000,000        6,000,000        6,060,000
      9.25%, Oly McKinney, 8/11/03.......................  08/11/00    7,500,000        7,500,000        7,500,000
      8.00%, Value Enhancement Fund IV, 6/27/04..........  06/27/01   12,000,000       12,000,000       12,240,000
                                                                                     ------------     ------------

        Total Private Mortgage-Backed Securities ........                              40,857,283       41,281,500
                                                                                     ------------     ------------

WHOLE LOANS AND PARTICIPATION MORTGAGES (C,D,E) (107.9%):
  COMMERCIAL LOANS (33.9%):
      1200 Washington, 9.65%, 12/1/05....................  11/21/00    2,907,892        2,907,892        3,024,208
      4295/4299 San Felipe Associates LP,
        9.33%, 8/1/06....................................  07/12/00    5,150,000        5,150,000        5,407,500
      Academy Spectrum, 7.70%, 5/1/09....................  04/20/99    4,402,086 (b)    4,402,086        4,622,190
      Atwood Oceanics I, 7.29%, 6/1/04...................  05/22/01    2,900,000 (b)    2,900,000        2,987,000
      Atwood Oceanics II, 9.88%, 6/1/04..................  05/22/01      720,000          720,000          668,348
      Blacklake Place I and II, 8.66%, 9/1/07............  08/12/97    4,469,556 (b)    4,469,556        4,693,034
      Blacklake Place III, 8.66%, 9/1/07.................  08/12/97    2,234,778        2,234,778        2,346,516
      Brookhollow West and Northwest Technical Center,
        8.11%, 8/1/02....................................  07/29/97    3,444,959 (b)    3,444,959        3,444,959

                                                             Date
Description of Security                                    Acquired   Par Value          Cost          Value (a)
---------------------------------------------------------  --------  -----------     ------------     ------------
      CUBB Properties Mobile Home Park, 8.03%, 11/1/07...  11/04/97  $ 2,630,633     $  2,630,633     $  2,762,164
      Denmark House Office Building I, 8.80%, 2/1/05.....  01/28/00    5,400,000 (b)    5,400,000        5,454,000
      Denmark House Office Building II,
        11.38%, 2/1/05...................................  01/28/00    1,060,000        1,060,000        1,027,843
      Duncan Office Building, 7.88%, 6/1/08..............  05/19/98      679,990          679,990          713,989
      Indian Street Shoppes, 7.88%, 2/1/09...............  01/27/99    2,231,524 (b)    2,231,524        2,337,940
      Jackson Street Parking Lot, 8.50%, 7/1/07..........  06/30/98      243,922          243,922          246,361
      Jackson Street Warehouse, 8.53%, 7/1/07............  06/30/98    2,875,766        2,875,766        3,019,555
      Jefferson Office Building, 7.38%, 12/1/13..........  11/05/98      988,265          988,265        1,020,838
      John Brown Office Building, 7.40%, 11/1/04.........  10/31/01    4,966,299 (b)    4,966,299        5,015,962
      Kimball Professional Office Building,
        7.88%, 7/1/08....................................  07/02/98    2,217,490 (b)    2,217,490        2,328,364
      Lake Pointe Corporate Center, 8.57%, 7/1/07........  07/07/97    3,688,677 (b)    3,688,677        3,873,111
      LAX Air Freight Center, 7.90%, 1/1/08..............  12/29/97    3,234,768        3,234,768        3,396,507
      NCGR Office Building, 8.65%, 2/1/06................  01/08/01    4,265,272 (b)    4,265,272        4,435,883
      North Austin Business Center, 9.05%, 5/1/07........  04/10/97    2,895,797 (b)    2,895,797        3,040,587
      One Metro Square Office Building,
        8.10%, 10/1/02...................................  11/01/01    2,802,156 (b)    2,802,156        2,802,156
      One Park Center, 8.93%, 2/1/06.....................  01/11/01    1,774,814 (b)    1,774,814        1,845,807
      Pacific Shores Mobile Home Park II,
        11.00%, 10/1/06..................................  09/27/96      596,678          593,694          626,512
      Pilot Knob Service Center, 8.95%, 7/1/07...........  06/20/97    1,427,586        1,427,586        1,498,965
      PMG Plaza, 8.95%, 4/1/04...........................  03/20/97    2,422,697        2,422,697        2,471,151
      Rancho Bernardo Financial Plaza, 8.88%, 1/1/05.....  12/26/00    2,380,000        2,380,000        1,954,331
      Santa Monica Center, 8.35%, 2/1/07.................  01/27/00    4,860,826 (b)    4,860,826        4,860,826
      Shoppes at Jonathan's Landing, 7.95%, 5/1/10.......  04/12/00    2,948,300 (b)    2,948,300        3,077,583
      Valley Rim Office Center I, 7.40%, 1/1/04..........  12/20/01    4,500,000        4,500,000        4,590,000

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

        16  2002 Annual Report - American Strategic Income Portfolio III

--------------------------------------------------------------------------------

AMERICAN STRATEGIC INCOME PORTFOLIO INC. III
(CONTINUED)

                                                             Date
Description of Security                                    Acquired   Par Value          Cost          Value (a)
---------------------------------------------------------  --------  -----------     ------------     ------------
      Valley Rim Office Center II, 8.88%, 1/1/04.........  12/20/01  $ 1,363,500     $  1,363,500     $  1,303,977
                                                                                     ------------     ------------
                                                                                       88,681,247       90,898,167
                                                                                     ------------     ------------

  MULTIFAMILY LOANS (73.5%):
      Ambassador House Apartments, 8.10%, 2/1/10.........  01/05/00    3,433,393 (b)    3,433,393        3,605,063
      Arbor Parks and Woodridge Apartments,
        7.53%, 9/1/03....................................  08/27/98   16,920,157 (b)   16,920,157       17,089,359
      Barcley Square Apartments, 7.83%, 9/1/04...........  08/21/01    8,800,000        8,800,000        8,185,375
      Bellewood Apartments, 9.13%, 12/1/05...............  06/13/01    1,991,428        1,991,428        1,964,627
      Boardwalk Apartments, 7.33%, 2/1/08................  01/16/98    5,155,848        5,155,848        5,368,785
      Brays Village Apartments, 9.88%, 4/1/05............  03/15/02    1,394,000        1,394,000        1,378,007
      Concorde Apartments, 8.15%, 6/1/05.................  05/23/02    4,600,000        4,600,000        4,692,000
      Country Place Village I, 6.93%, 3/1/05.............  02/06/02   10,300,000       10,300,000       10,609,000
      Country Place Village II, 9.88%, 3/1/05............  02/06/02    2,300,000        2,300,000        2,034,870
      Geneva Village Apartments, 9.38%, 11/1/04..........  10/14/94      968,625          965,055          997,684
      Grand Courtyard Apartment I, 7.18%, 11/1/03........  10/15/01   19,125,000       19,125,000       19,316,250
      Grand Courtyard Apartment II, 9.90%, 11/1/03.......  10/15/01    4,490,000        4,490,000        4,363,338
      Granite Lake Apartments I, 6.68%, 5/1/05...........  04/26/02   12,450,000       12,450,000       12,823,500
      Granite Lake Apartments II, 11.88%, 5/1/05.........  04/26/02      778,000          778,000          739,712
      Huntington Hills Apartments, 8.63%, 11/1/05........  10/02/95    1,135,338        1,129,662        1,180,751
      Maple Village Apartments, 9.38%, 11/1/04...........  10/14/94    1,012,204        1,008,417        1,042,570
      Meadowview Apartments, 9.38%, 11/1/04..............  10/14/94      718,259          715,941          739,806
      Meridian, 8.93%, 9/1/04............................  08/22/01   20,754,844       20,754,844       20,962,392

                                                             Date    Shares/Par
Description of Security                                    Acquired     Value            Cost          Value (a)
---------------------------------------------------------  --------  -----------     ------------     ------------
      Meridian Pointe Apartments, 8.73%, 2/1/12..........  03/07/97  $ 1,148,145     $  1,148,145     $  1,205,552
      Northaven Terrace Apartments, 7.43%, 6/1/07........  05/07/02    6,850,000        6,850,000        7,192,500
      Park Lane Townhomes I, 7.18%, 12/1/04..............  11/29/01   12,600,000       12,600,000       12,978,000
      Park Lane Townhomes II, 11.88%, 12/1/04............  11/29/01      800,000          800,000          745,921
      Park Woods Apartments, 19.88%, 3/1/05..............  02/05/02    1,300,000        1,300,000        1,339,000
      Parkway Village Apartments, 9.38%, 11/1/04.........  10/14/94      697,146          694,934          718,061
      Rio Nueces Apartments, 6.76%, 9/1/03...............  08/31/01   10,133,292 (b)   10,133,292       10,234,625
      Riverbrook Apartments I, 8.55%, 3/1/10.............  03/01/00    3,016,534 (b)    3,016,533        3,167,360
      Riverbrook Apartments II, 10.88%, 3/1/10...........  02/13/01      321,935          321,935          338,032
      Rose Park Apartments, 9.38%, 11/1/04...............  10/14/94      494,033          492,533          508,854
      Shelter Island Apartments, 7.63%, 12/1/08..........  11/04/98   13,008,580 (b)   13,008,580       13,659,009
      Southlake Villa Apartments, 9.38%, 11/1/04.........  10/14/94      504,939          503,004          520,087
      Valley Manor Apartments, 8.35%, 11/1/05............  07/14/98    3,556,822 (b)    3,556,822        3,699,095
      Warwick West Apartment I, 7.93%, 7/1/04............  06/27/01   12,696,000 (b)   12,696,000       13,076,880
      Warwick West Apartment II, 9.90%, 7/1/04...........  06/27/01    2,856,000        2,856,000        2,792,102
      WesTree Apartments, 8.90%, 11/1/10.................  10/12/00    4,864,233 (b)    4,864,233        5,107,444
      Willamette Oaks, 9.15%, 12/1/05....................  06/13/01    2,588,856        2,588,856        2,567,119
                                                                                     ------------     ------------
                                                                                      193,742,612      196,942,730
                                                                                     ------------     ------------

  SINGLE FAMILY LOANS (0.5%):
      Arbor, 9.27%, 8/16/17..............................  02/16/96    1,300,182        1,303,167        1,300,182
                                                                                     ------------     ------------

        Total Whole Loans and Participation Mortgages ...                             283,727,026      289,141,079
                                                                                     ------------     ------------

PREFERRED STOCKS (0.4%):
  REAL ESTATE INVESTMENT TRUSTS (0.4%):
      AMB Property.......................................  03/26/01        5,000          125,399          126,450
      Archstone Community Trust, Series C................  04/23/01        5,000          126,550          129,500
      Archstone Community Trust, Series D................  04/23/01        3,525           91,861           91,368

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

        17  2002 Annual Report - American Strategic Income Portfolio III

--------------------------------------------------------------------------------

AMERICAN STRATEGIC INCOME PORTFOLIO INC. III
(CONTINUED)

                                                             Date
Description of Security                                    Acquired    Shares            Cost          Value (a)
---------------------------------------------------------  --------  -----------     ------------     ------------
      CarrAmerica Realty Trust, Series B.................  04/23/01        5,000     $    118,849     $    124,800
      CarrAmerica Realty Trust, Series C.................  04/23/01        5,000          117,737          124,800
      CarrAmerica Realty Trust, Series D.................  04/23/01        5,000          118,823          124,750
      Centerpoint Properties, Series A...................  03/26/01        5,000          123,045          125,050
      Duke Realty Investments, Series E..................  04/23/01          625           15,506           16,062
      New Plan Excel Realty Trust, Series B..............  03/26/01        5,000          118,868          126,050
                                                                                     ------------     ------------

        Total Preferred Stocks                                                            956,638          988,830
                                                                                     ------------     ------------

RELATED PARTY MONEY MARKET FUND (1.0%):
      First American Prime Obligations Fund..............  05/31/02    2,703,512(f)     2,703,512        2,703,512
                                                                                     ------------     ------------

        Total Investments in Securities (g) .............                            $358,243,066     $365,357,824
                                                                                     ============     ============

NOTES TO INVESTMENTS IN SECURITIES:
(a) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 IN THE NOTES TO FINANCIAL STATEMENTS.
(b) ON MAY 31, 2002, SECURITIES VALUED AT $153,895,379 WERE PLEDGED AS COLLATERAL FOR THE FOLLOWING OUTSTANDING REVERSE REPURCHASE AGREEMENTS:

                                                                    NAME OF
                                                                    BROKER
                    ACQUISITION                      ACCRUED    AND DESCRIPTION
        AMOUNT         DATE       RATE*     DUE      INTEREST    OF COLLATERAL
      -----------   -----------   -----   --------   --------   ---------------
      $28,954,372     4/12/01     4.65%    4/17/03   $ 74,799          (1)
       66,500,000      5/1/02     2.72%     6/3/02    155,471          (2)
        4,000,000     5/22/02     2.72%     6/3/02      3,017          (2)
      -----------                                    --------
      $99,454,372                                    $233,287
      ===========                                    ========

    * Interest rate as of May 31, 2002. Rates are based on the London InterBank Offered Rate (LIBOR) and reset monthly.

    Name of broker and description of collateral:
             (1) MORGAN STANLEY;
                FHLMC, 9.00%, 7/1/30, $4,902,128 PAR
                FNMA, 6.00%, 10/1/16, $1,456,930 PAR
                FNMA, 5.50%, 2/1/17, $2,659,777 PAR
                FNMA, 6.50%, 6/1/29, $9,708,732 PAR
                FNMA, 7.50%, 4/1/30, $2,676,705 PAR
                FNMA, 7.50%, 5/1/30, $3,023,041 PAR
                FNMA, 8.00%, 5/1/30, $1,423,011 PAR
                FNMA, 8.00%, 6/1/30, $2,541,719 PAR

         (2) MORGAN STANLEY;
            ACADEMY SPECTRUM, 7.70%, 5/1/09, $4,402,086 PAR
            AMBASSADOR HOUSE, 8.10%, 2/1/10, $3,433,393 PAR
            ARBOR PARKS & WOODRIDGE APARTMENTS, 7.53%, 9/1/03, $16,920,157 PAR ATWOOD OCEANICS I, 7.29%, 6/1/04, $2,900,000 PAR
            BLACKLAKE PLACE I & II, 8.66%, 9/1/07, $4,469,556 PAR
            BROOKHOLLOW WEST, 8.11%, 8/1/02, $3,444,959 PAR
            DENMARK HOUSE I, 8.80%, 2/1/05, $5,400,000 PAR
            INDIAN STREET SHOPPES, 7.88%, 2/1/09, $2,231,524 PAR
            JOHN BROWN OFFICE BUILDING, 7.40%, 11/1/04, $4,966,299 PAR
            KIMBALL PROFESSIONAL OFFICE, 7.88%, 7/1/08, $2,217,490 PAR
            LAKE POINTE CORPORATE CENTER, 8.57%, 7/1/07, $3,688,677 PAR
            NORTH AUSTIN BUSINESS CENTER, 9.05%, 5/1/07, $2,895,797 PAR
            NCGR OFFICE BUILDING, 8.65%, 2/1/06, $4,265,272 PAR
            ONE METRO SQUARE OFFICE BUILDING, 8/10%, 10/1/02, $2,802,156 PAR ONE PARK CENTER, 8.93%, 2/1/06, $1,774,814 PAR
            RIO NUECES APARTMENTS, 6.76%, 9/1/03, $10,133,292 PAR
            RIVERBROOK APARTMENTS I, 8.55%, 3/1/10, $3,016,534 PAR
            SANTA MONICA CENTER, 8.35%, 2/1/07, $4,860,826 PAR
            SHELTER ISLAND APARTMENTS, 7.63%, 12/1/08, $13,008,580 PAR
            SHOPPES AT JONATHAN'S LANDING, 7.95%, 5/1/10, $2,948,300 PAR VALLEY MANOR APARTMENTS, 8.35%, 11/1/05, $3,556,822 PAR
            WARWICK WEST APARTMENTS I, 7.93%, 7/1/04, $12,696,000 PAR
            WESTREE APARTMENTS, 8.90%, 11/1/10, $4,864,233 PAR

(c) INTEREST RATES ON COMMERCIAL AND MULTIFAMILY LOANS ARE THE RATES IN EFFECT MAY 31, 2002. INTEREST RATES AND MATURITY DATES DISCLOSED ON SINGLE FAMILY LOANS REPRESENT THE WEIGHTED AVERAGE COUPON AND WEIGHTED AVERAGE MATURITY FOR THE UNDERLYING MORTGAGE LOANS AS OF MAY 31, 2002.
(d) COMMERCIAL AND MULTIFAMILY LOANS ARE DESCRIBED BY THE NAME OF THE MORTGAGED PROPERTY. POOLS OF SINGLE FAMILY LOANS ARE DESCRIBED BY THE NAME OF THE INSTITUTION FROM WHICH THE LOANS WERE PURCHASED. THE GEOGRAPHICAL LOCATION OF THE MORTGAGED PROPERTIES AND, IN THE CASE OF SINGLE FAMILY, THE NUMBER OF LOANS, IS PRESENTED BELOW.

Commercial Loans:
         1200 WASHINGTON - MINNEAPOLIS, MN
         4295/4299 SAN FELIPE ASSOCIATES LP - HOUSTON, TX
         ACADEMY SPECTRUM - COLORADO SPRINGS, CO
         ATWOOD OCEANICS I & II - HOUSTON, TX
         BLACKLAKE PLACE I & II - OLYMPIA, WA
         BLACKLAKE PLACE III - OLYMPIA, WA
         BROOKHOLLOW WEST AND NORTHWEST TECHNICAL CENTER - HOUSTON, TX CUBB PROPERTIES MOBILE HOME PARK - NEW YORK, NY
         DENMARK HOUSE OFFICE BUILDING I & II - HOUSTON, TX
         DUNCAN OFFICE BUILDING - OLYMPIA, WA
         INDIAN STREET SHOPPES - STUART, FL
         JACKSON STREET PARKING LOT - PHOENIX, AZ
         JACKSON STREET WAREHOUSE - PHOENIX, AZ
         JEFFERSON OFFICE BUILDING - OLYMPIA, WA
         JOHN BROWN OFFICE BUILDING - HOUSTON, TX
         KIMBALL PROFESSIONAL OFFICE BUILDING - GIG HARBOR, WA
         LAKE POINTE CORPORATE CENTER - MINNEAPOLIS, MN
         LAX AIR FREIGHT CENTER - INGLEWOOD, CA
         NCGR OFFICE BUILDING - SANTA FE, NM
         NORTH AUSTIN BUSINESS CENTER - AUSTIN, TX
         ONE METRO SQUARE OFFICE BUILDING - FARMERS BRANCH, TX
         ONE PARK CENTER - HOUSTON, TX
         PACIFIC SHORES MOBILE HOME PARK II - NEWPORT, OR
         PILOT KNOB SERVICE CENTER - MENDOTA HEIGHTS, MN
         PMG PLAZA - FORT LAUDERDALE, FL
         RANCHO BERNARDO FINANCIAL PLAZA - SAN DIEGO, CA
         SANTA MONICA CENTER - WEST HOLLYWOOD, CA
         SHOPPES AT JONATHAN'S LANDING - JUPITER, FL
         VALLEY RIM OFFICE CENTER I & II - SAN DIEGO, CA

--------------------------------------------------------------------------------

        18  2002 Annual Report - American Strategic Income Portfolio III

--------------------------------------------------------------------------------
Multifamily Loans:
         AMBASSADOR HOUSE APARTMENTS - OKLAHOMA CITY, OK
         ARBOR PARKS AND WOODRIDGE APARTMENTS - DALLAS AND FORT WORTH, TX BARCLEY SQUARE APARTMENTS - HOUSTON, TX
         BELLEWOOD APARTMENTS - ISSAQUAH, WA
         BOARDWALK APARTMENTS - OKLAHOMA CITY, OK
         BRAYS VILLAGE APARTMENTS - HOUSTON, TX
         COUNTRY PLACE VILLAGE I & II - CLEARWATER, FL
         CONCORDE APARTMENTS - CHATTANOOGA, TN
         GENEVA VILLAGE APARTMENTS - WEST JORDAN, UT
         GRAND COURTYARD APARTMENTS I & II - GRAND PRAIRIE, TX
         GRANITE LAKE APARTMENTS I & II - FULLERTON, CA
         HUNTINGTON HILLS APARTMENTS - MANKATO, MN
         MAPLE VILLAGE APARTMENTS - AMERICAN FORK, UT
         MEADOWVIEW APARTMENTS - WEST JORDAN, UT
         MERIDIAN - PHOENIX, AZ
         MERIDIAN POINTE APARTMENTS - KALISPELL, MT
         NORTHAVEN TERRACE APARTMENTS - DALLAS, TX
         PARK LANE TOWNHOMES I & II - WESTMINSTER, CA
         PARKWAY VILLAGE APARTMENTS - WEST JORDAN, UT
         PARK WOODS APARTMENTS - DALLAS, TX
         RIO NEUCES APARTMENTS - AUSTIN, TX
         RIVERBROOK APARTMENTS I & II - TAMPA, FL
         ROSE PARK APARTMENTS - VERNAL, UT
         SHELTER ISLAND APARTMENTS - LAS VEGAS, NV
         SOUTHLAKE VILLA APARTMENTS - SALT LAKE CITY, UT
         VALLEY MANOR APARTMENTS - HASTINGS, MN
         WARWICK WEST APARTMENTS I & II - OKLAHOMA CITY, OK
         WESTREE APARTMENTS - COLORADO SPRINGS, CO
         WILLAMETTE OAKS - EUGENE, OR

Single Family Loans:
         ARBOR - 18 LOANS, NEW YORK

(e) SECURITIES PURCHASED AS PART OF A PRIVATE PLACEMENT WHICH HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933 AND ARE CONSIDERED TO BE ILLIQUID. ON MAY 31, 2002, THE TOTAL MARKET VALUE OF THESE INVESTMENTS WAS $330,422,579 OR 123.3% OF TOTAL NET ASSETS.
(f) THIS MONEY MARKET FUND IS ADVISED BY U.S. BANCORP ASSET MANAGEMENT, INC., WHICH ALSO SERVES AS ADVISOR FOR THE FUND. SEE ALSO NOTE 2 IN THE NOTES TO FINANCIAL STATEMENTS.
(g) ON MAY 31, 2002, THE COST OF INVESTMENTS IN SECURITIES FOR FEDERAL INCOME TAX PURPOSES WAS $363,073,269. COST BASIS FOR FEDERAL INCOME TAX PURPOSES WAS $4,830,203 GREATER THAN THE COST FOR BOOK PURPOSES DUE TO A ONE TIME MARK TO MARKET ELECTION MADE PURSUANT TO SECTION 311 OF THE TAXPAYER RELIEF ACT OF 1997. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION.......  $ 4,475,641
      GROSS UNREALIZED DEPRECIATION.......   (2,191,086)
                                            -----------
        NET UNREALIZED APPRECIATION.......  $ 2,284,555
                                            ===========

--------------------------------------------------------------------------------

        19  2002 Annual Report - American Strategic Income Portfolio III

              INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

                      THE BOARD OF DIRECTORS AND SHAREHOLDERS
                      AMERICAN STRATEGIC INCOME PORTFOLIO INC. III:

                      We have audited the accompanying statement of assets and liabilities of American Strategic Income Portfolio Inc. III, including the schedule of investments in securities, as of May 31, 2002, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended May 31, 1998, were audited by other auditors whose report dated
                      July 10, 1998, expressed an unqualified opinion.

                      We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included examination or confirmation of securities owned as of May 31, 2002, with the custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                      In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of American Strategic Income Portfolio Inc. III at
                      May 31, 2002, the results of its operations and its cash flows for the year then ended, and changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                 /s/ Ernst & Young LLP

                      Minneapolis, Minnesota
                      July 2, 2002

--------------------------------------------------------------------------------

        20  2002 Annual Report - American Strategic Income Portfolio III

               FEDERAL INCOME TAX INFORMATION
--------------------------------------------------------------------------------

                      The following per-share information describes the federal tax treatment of distributions made during the fiscal year. Distributions for the calendar year will be reported to you on Form 1099-DIV. Please consult a tax advisor on how to report these distributions at the state and local levels.

                      INCOME DISTRIBUTIONS (TAXABLE AS ORDINARY DIVIDENDS, NONE QUALIFYING FOR DEDUCTION BY CORPORATIONS)

PAYABLE DATE                              AMOUNT
------------                              -------
June 27, 2001 ..........................  $0.0850
July 25, 2001 ..........................   0.0875
August 22, 2001 ........................   0.0875
September 26, 2001 .....................   0.0875
October 24, 2001 .......................   0.0875
November 20, 2001 ......................   0.0875
December 18, 2001 ......................   0.0875
January 10, 2002 .......................   0.0875
February 20, 2002 ......................   0.0875
March 27, 2002 .........................   0.0875
April 24, 2002 .........................   0.0875
May 22, 2002 ...........................   0.0875
                                          -------
  Total ................................  $1.0475
                                          =======

--------------------------------------------------------------------------------

        21  2002 Annual Report - American Strategic Income Portfolio III

               SHAREHOLDER UPDATE
--------------------------------------------------------------------------------

                      ANNUAL MEETING RESULTS
                      An annual meeting of the Fund's shareholders was held on August 27, 2001. Each matter voted upon at that meeting, as well as the number of votes cast for, against, or withheld, the number of abstentions, and the number of broker non-votes with respect to such matters, are set forth below.

                      (1) The Fund's shareholders elected the following ten
                          directors:

                                             SHARES      SHARES WITHHOLDING
                                           VOTED "FOR"   AUTHORITY TO VOTE
                                          -------------  ------------------
Robert J. Dayton* ......................    18,946,179        1,304,475
Andrew S. Duff* ........................    20,035,916          212,738
Roger A. Gibson ........................    20,045,415          204,239
Andrew M. Hunter III ...................    20,044,523          205,131
Leonard W. Kedrowski ...................    20,042,880          206,774
John M. Murphy, Jr. ....................    20,041,389          208,265
Richard K. Riederer ....................    20,043,388          206,266
Joseph D. Strauss ......................    20,040,012          209,642
Virginia L. Stringer ...................    20,030,791          218,863
James M. Wade ..........................    20,045,367          204,287

                      * ANDREW S. DUFF RESIGNED FROM THE BOARD OF DIRECTORS IN
                        DECEMBER 2001. ROBERT J. DAYTON TENDERED HIS RESIGNATION FROM THE BOARD OF DIRECTORS, EFFECTIVE SEPTEMBER 2002.

                      (2) The Fund's shareholders ratified the selection by the
                          Fund's board of directors of Ernst & Young LLP as the independent public accountants for the Fund for the fiscal year ending May 31, 2002. The following votes were cast regarding this matter:

    SHARES           SHARES                      BROKER
  VOTED "FOR"    VOTED "AGAINST"   ABSTENTIONS  NON-VOTES
 -------------  -----------------  -----------  ---------
   20,009,215           84,000        156,345         4

                      TERMS AND CONDITIONS OF THE DIVIDEND REINVESTMENT PLAN
                      As a shareholder, you may choose to participate in the Dividend Reinvestment Plan. It's a convenient and economical way to buy additional shares of the Fund by automatically reinvesting dividends and capital gains. The plan is administered by EquiServe, the plan agent.

                      ELIGIBILITY/PARTICIPATION
                      You may join the plan at any time. Reinvestment of distributions will begin with the next distribution paid, provided your request is received at least 10 days before the record date for that distribution.

                      If your shares are in certificate form, you may join the plan directly and have your distributions reinvested in additional shares of the Fund. To enroll in this plan, call EquiServe at 800-543-1627. If your shares are registered in your brokerage firm's name or another name, ask the holder of your shares how you may participate.

                      Banks, brokers, or nominees, on behalf of their beneficial owners who wish to reinvest dividend and capital gains distributions, may participate in the plan by informing EquiServe at least 10 days before each share's dividend and/or capital gains distribution.

--------------------------------------------------------------------------------

        22  2002 Annual Report - American Strategic Income Portfolio III

--------------------------------------------------------------------------------

                      PLAN ADMINISTRATION
                      Beginning no more than five business days before the dividend payment date, EquiServe will buy shares of the Fund on the New York Stock Exchange ("NYSE") or elsewhere on the open market only when the price of the Fund's shares on the NYSE plus commissions is at less than a 5% premium over the Fund's most recently calculated net asset value ("NAV") per share. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, EquiServe will accept payment of the dividend, or the remaining portion, in authorized but unissued shares of the Fund. These shares will be issued at a per-share price equal to the higher of (a) the NAV per share as of the close of business on the payment date or (b) 95% of the closing market price per share on the payment date.

                      By participating in the dividend reinvestment plan, you may receive benefits not available to shareholders who elect not to participate. For example, if the market price plus commissions of the Fund's shares is 5% or more above the NAV, you will receive shares at a discount of up to 5% from the current market value. However, if the market price plus commissions is below the NAV, you will receive distributions in shares with an NAV greater than the value of any cash distributions you would have received.

                      There is no direct charge for reinvestment of dividends and capital gains, since EquiServe fees are paid for by the Fund. However, if fund shares are purchased in the open market, each participant pays a pro rata portion of the brokerage commissions. Brokerage charges are expected to be lower than those for individual transactions because shares are purchased for all participants in blocks. As long as you continue to participate in the plan, distributions paid on the shares in your account will be reinvested.

                      EquiServe maintains accounts for plan participants holding shares in certificate form and will furnish written confirmation of all transactions, including information you need for tax records. Reinvested shares in your account will be held by EquiServe in noncertificated form in your name.

                      TAX INFORMATION
                      Distributions invested in additional shares of the Fund are subject to income tax, to the same extent as if received in cash. When shares are issued by the Fund at a discount from market value, shareholders will be treated as having received distributions of an amount equal to the full market value of those shares. Shareholders, as required by the Internal Revenue Service, will receive Form 1099 regarding the federal tax status of the prior year's distributions.

                      PLAN WITHDRAWAL
                      If you hold your shares in certificate form, you may terminate your participation in the plan at any time by giving written notice to EquiServe. If your shares are registered in your brokerage firm's name, you may terminate your participation via verbal or written instructions to your investment professional. Written instructions should include your name and address as they appear on the certificate or account.

--------------------------------------------------------------------------------

        23  2002 Annual Report - American Strategic Income Portfolio III

--------------------------------------------------------------------------------

                      If notice is received at least 10 days before the record date, all future distributions will be paid directly to the shareholder of record.

                      If your shares are issued in certificate form and you discontinue your participation in the plan, you (or your nominee) will receive an additional certificate for all full shares and a check for any fractional shares in your account.

                      PLAN AMENDMENT/TERMINATION
                      The Fund reserves the right to amend or terminate the plan. Should the plan be amended or terminated, participants will be notified in writing at least 90 days before the record date for such dividend or distribution. The plan may also be amended or terminated by EquiServe with at least 90 days written notice to participants in the plan.

                      Any questions about the plan should be directed to your investment professional or to EquiServe LP, P.O. Box 43011, Providence, RI 02940-3011, 800-543-1627.

--------------------------------------------------------------------------------

        24  2002 Annual Report - American Strategic Income Portfolio III

--------------------------------------------------------------------------------

              DIRECTORS AND OFFICERS OF THE FUND

                                     POSITION(S)
                                         HELD          TERM OF OFFICE AND             PRINCIPAL OCCUPATION(S)
      NAME, ADDRESS, AND AGE          WITH FUND       LENGTH OF TIME SERVED             DURING PAST 5 YEARS
 ---------------------------------  --------------  ------------------------- ----------------------------------------
 INDEPENDENT DIRECTORS

 Robert J. Dayton, 5140 Norwest     Director        Term expiring earlier of  Retired Chief Executive Officer, Okabena
 Center, Minneapolis, Minnesota                     death, resignation,       Company, a private family financial
 55402 (60)***                                      removal,                  services office; Chairman, Okabena
                                                    disqualification, or      Company Board (1989-present); Chief
                                                    successor duly elected    Executive Officer, Okabena Company
                                                    and qualified. Director   (1993-June 2001)
                                                    of CSP since August 1998

 Roger A. Gibson, 1020 15th         Director        Term expiring earlier of  Vice President, Cargo -- United
 Street, Suite 41A, Denver,                         death, resignation,       Airlines, since July 2001; Vice
 Colorado 80202 (55)                                removal,                  President, North America-Mountain Region
                                                    disqualification, or      for United Airlines (1995-2001)
                                                    successor duly elected
                                                    and qualified. Director
                                                    of CSP since August 1998

 Andrew M. Hunter III, 537          Director        Term expiring earlier of  Chairman, Hunter, Keith Industries, a
 Harrington Road, Wayzata,                          death, resignation,       diversified manufacturing and services
 Minnesota 55391 (55)                               removal,                  management company, since 1975
                                                    disqualification, or
                                                    successor duly elected
                                                    and qualified. Director
                                                    of CSP since August 1998

 Leonard W. Kedrowski, 16 Dellwood  Director        Term expiring earlier of  Owner, Executive and Management
 Avenue, Dellwood, Minnesota                        death, resignation,       Consulting, Inc., a management
 55110 (60)                                         removal,                  consulting firm, since 1992; Chief
                                                    disqualification, or      Executive Officer, Creative Promotions
                                                    successor duly elected    International, LLC, a promotional award
                                                    and qualified. Director   programs and products company, since
                                                    of CSP since August 1998  1999; Board member, GC McGuiggan
                                                                              Corporation (dba Smyth Companies),
                                                                              manufacturer of designer doors; acted as
                                                                              CEO of Graphics Unlimited from 1996-1998

 Richard K. Riederer, 741 Chestnut  Director        Term expiring earlier of  Retired; President and Chief Executive
 Road, Sewickley, Pennsylvania                      death, resignation,       Officer, Weirton Steel (1995-2001);
 15143 (58)                                         removal,                  Director, Weirton Steel (1993-2001)
                                                    disqualification, or
                                                    successor duly elected
                                                    and qualified. Director
                                                    of CSP since August 2001

 Joseph D. Strauss, 8525 Edinbrook  Director        Term expiring earlier of  Chairman of FAF's and FAIF's Boards from
 Crossing, Suite 5, Brooklyn Park,                  death, resignation,       1993 to September 1997 and of FASF's
 Minnesota 55443 (62)                               removal,                  Board from June 1996 to September 1997;
                                                    disqualification, or      President of FAF and FAIF from June 1989
                                                    successor duly elected    to November 1989; Owner and Executive
                                                    and qualified. Director   Officer, ExcensusTM LLC, a consulting
                                                    of CSP since August 1998  firm, since 2001; Owner and President,
                                                                              Strauss Management Company, a Minnesota
                                                                              holding company for various
                                                                              organizational management business
                                                                              ventures, since 1993; Owner, Chairman,
                                                                              and Chief Executive Officer, Community
                                                                              Resource Partnerships, Inc., a strategic
                                                                              planning, operations management,
                                                                              government relations, transportation
                                                                              planning, and public relations
                                                                              organization, since 1993; attorney at
                                                                              law

 Virginia L. Stringer, 712 Linwood  Chair;          Chair term three years.   Owner and President, Strategic
 Avenue, St. Paul, Minnesota        Director        Director term expiring    Management Resources, Inc., a management
 55105 (57)                                         earlier of death,         consulting firm, since 1993; Executive
                                                    resignation, removal,     Consultant for State Farm Insurance
                                                    disqualification, or      Company since 1997; formerly President
                                                    successor duly elected    and Director, The Inventure Group, a
                                                    and qualified. Chair of   management consulting and training
                                                    CSP's Board since 1999;   company; President, Scott's, Inc., a
                                                    Director of CSP since     transportation company; Vice President
                                                    August 1998               of Human Resources, The Pillsbury
                                                                              Company

 James M. Wade, 2802 Wind Bluff     Director        Term expiring earlier of  Owner and President, Jim Wade Homes, a
 Circle, Wilmington, North                          death, resignation,       homebuilding company, since 1999
 Carolina 28409 (58)                                removal,
                                                    disqualification, or
                                                    successor duly elected
                                                    and qualified. Director
                                                    of CSP since August 2001

                                                                      OTHER
                                                                  DIRECTORSHIPS
                                    NUMBER OF PORTFOLIOS IN FUND     HELD BY
      NAME, ADDRESS, AND AGE        COMPLEX OVERSEEN BY DIRECTOR   DIRECTOR +
 ---------------------------------  ----------------------------  -------------
 INDEPENDENT DIRECTORS
 Robert J. Dayton, 5140 Norwest     First American Funds              None
 Center, Minneapolis, Minnesota     Complex: thirteen registered
 55402 (60)***                      investment companies,
                                    including
                                    sixty seven portfolios
 Roger A. Gibson, 1020 15th         First American Funds              None
 Street, Suite 41A, Denver,         Complex: thirteen registered
 Colorado 80202 (55)                investment companies,
                                    including
                                    sixty seven portfolios
 Andrew M. Hunter III, 537          First American Funds              None
 Harrington Road, Wayzata,          Complex: thirteen registered
 Minnesota 55391 (55)               investment companies,
                                    including
                                    sixty seven portfolios
 Leonard W. Kedrowski, 16 Dellwood  First American Funds              None
 Avenue, Dellwood, Minnesota        Complex: thirteen registered
 55110 (60)                         investment companies,
                                    including
                                    sixty seven portfolios
 Richard K. Riederer, 741 Chestnut  First American Funds              None
 Road, Sewickley, Pennsylvania      Complex: thirteen registered
 15143 (58)                         investment companies,
                                    including
                                    sixty seven portfolios
 Joseph D. Strauss, 8525 Edinbrook  First American Funds              None
 Crossing, Suite 5, Brooklyn Park,  Complex: thirteen registered
 Minnesota 55443 (62)               investment companies,
                                    including
                                    sixty seven portfolios
 Virginia L. Stringer, 712 Linwood  First American Funds              None
 Avenue, St. Paul, Minnesota        Complex: thirteen registered
 55105 (57)                         investment companies,
                                    including
                                    sixty seven portfolios
 James M. Wade, 2802 Wind Bluff     First American Funds              None
 Circle, Wilmington, North          Complex: thirteen registered
 Carolina 28409 (58)                investment companies,
                                    including
                                    sixty seven portfolios

--------------------------------------------------------------------------------

        25  2002 Annual Report - American Strategic Income Portfolio III

--------------------------------------------------------------------------------

                                     POSITION(S)
                                         HELD          TERM OF OFFICE AND             PRINCIPAL OCCUPATION(S)
      NAME, ADDRESS, AND AGE          WITH FUND       LENGTH OF TIME SERVED             DURING PAST 5 YEARS
 ---------------------------------  --------------  ------------------------- ----------------------------------------
 INTERESTED DIRECTOR(S)

 John M. Murphy, Jr., 800 Nicollet  Director        Term expiring earlier of  Executive Vice President, U.S. Bancorp
 Mall, Minneapolis, Minnesota                       death, resignation,       since January 1999; Minnesota State
 55402 (60)*                                        removal,                  Chairman -- U.S. Bancorp since 2000.
                                                    disqualification, or      Chairman and Chief Investment Officer,
                                                    successor duly elected    First American Asset Management and U.S.
                                                    and qualified. Director   Bank Trust, N.A., and Executive Vice
                                                    of CSP since August 1999  President, U.S. Bancorp (1991-1999);

 OFFICERS

 Thomas S. Schreier, Jr.,U.S.       President       Re-elected by the Board   Chief Executive Officer of U.S. Bancorp
 Bancorp Asset Management, Inc.,                    annually; President of    Asset Management, Inc. since May 2001;
 800 Nicollet Mall, Minneapolis,                    CSP since February 2001   Chief Executive Officer of First
 Minnesota 55402 (39)**                                                       American Asset Management from December
                                                                              2000 through May 2001 and of Firstar
                                                                              Investment & Research Management Company
                                                                              from February 2001 through May 2001;
                                                                              Senior Managing Director and Head of
                                                                              Equity Research of U.S. Bancorp Piper
                                                                              Jaffray from October 1998 through
                                                                              December 2000; Senior Airline Analyst
                                                                              and Director of Equity Research of
                                                                              Credit Suisse First Boston through 1998

 Mark S. Jordahl, U.S. Bancorp      Vice            Re-elected by the Board   Chief Investment Officer of U.S. Bancorp
 Asset Management, Inc., 800        President --    annually; Vice            Asset Management, Inc. since September
 Nicollet Mall, Minneapolis,        Investments     President -- Investments  2001; President and Chief Investment
 Minnesota 55402 (42)**                             of CSP since September    Officer, ING Investment Management --
                                                    2001                      Americas (September 2000 to June 2001);
                                                                              Senior Vice President and Chief
                                                                              Investment Officer, ReliaStar Financial
                                                                              Corp. (January 1998 to September 2000);
                                                                              Executive Vice President and Managing
                                                                              Director, Washington Square Advisers
                                                                              (January 1996 to December 1997)

 Peter O. Torvik, U.S. Bancorp      Vice            Re-elected by the Board   Executive Vice President of U.S. Bancorp
 Asset Management, Inc., 800        President --    annually; Vice            Asset Management since May 2001;
 Nicollet Mall, Minneapolis,        Marketing       President -- Marketing    Executive Vice President of First
 Minnesota 55402 (47)**                             of CSP since September    American Asset Management from February
                                                    2000                      2001 through May 2001; President and
                                                                              partner of DPG Group, a Florida-based
                                                                              partnership engaged in affinity
                                                                              marketing through 2000

 Jeffery M. Wilson, U.S. Bancorp    Vice            Re-elected by the Board   Senior Vice President of U.S. Bancorp
 Asset Management, Inc., 800        President --    annually; Vice            Asset Management since May 2001; Senior
 Nicollet Mall, Minneapolis,        Administration  President --              Vice President of First American Asset
 Minnesota 55402 (46)**                             Administration of CSP     Management through May 2001
                                                    since March 2000

 Robert H. Nelson, U.S. Bancorp     Treasurer       Re-elected by the Board   Senior Vice President of U.S. Bancorp
 Asset Management, Inc., 800                        annually; Treasurer of    Asset Management since May 2001; Senior
 Nicollet Mall, Minneapolis,                        CSP since March 2000      Vice President of First American Asset
 Minnesota 55402 (38)**                                                       Management from 1998 through May 2001
                                                                              and of Firstar Investment & Research
                                                                              Management Company from February 2001
                                                                              through May 2001; Senior Vice President
                                                                              of Piper Capital Management Inc. through
                                                                              1998

 Michael J. Radmer, 50 South Sixth  Assistant       Re-elected by the Board   Partner, Dorsey & Whitney LLP, a
 Street, Suite 1500, Minneapolis,   Secretary       annually; Assistant       Minneapolis-based law firm
 Minnesota 55402 (57)                               Secretary of CSP since
                                                    March 2000; Secretary of
                                                    CSP from September 1999
                                                    through March 2000

                                                                      OTHER
                                                                  DIRECTORSHIPS
                                    NUMBER OF PORTFOLIOS IN FUND     HELD BY
      NAME, ADDRESS, AND AGE        COMPLEX OVERSEEN BY DIRECTOR   DIRECTOR +
 ---------------------------------  ----------------------------  -------------
 INTERESTED DIRECTOR(S)
 John M. Murphy, Jr., 800 Nicollet  First American Funds              None
 Mall, Minneapolis, Minnesota       Complex: thirteen registered
 55402 (60)*                        investment companies,
                                    including
                                    sixty seven portfolios
 OFFICERS
 Thomas S. Schreier, Jr.,U.S.       First American Funds           Director of
 Bancorp Asset Management, Inc.,    Complex: thirteen registered    Pinnacle
 800 Nicollet Mall, Minneapolis,    investment companies,           Airlines
 Minnesota 55402 (39)**             including                         Corp.
                                    sixty seven portfolios
 Mark S. Jordahl, U.S. Bancorp      First American Funds              None
 Asset Management, Inc., 800        Complex: thirteen registered
 Nicollet Mall, Minneapolis,        investment companies,
 Minnesota 55402 (42)**             including
                                    sixty seven portfolios
 Peter O. Torvik, U.S. Bancorp      First American Funds              None
 Asset Management, Inc., 800        Complex: thirteen registered
 Nicollet Mall, Minneapolis,        investment companies,
 Minnesota 55402 (47)**             including
                                    sixty seven portfolios
 Jeffery M. Wilson, U.S. Bancorp    First American Funds              None
 Asset Management, Inc., 800        Complex: thirteen registered
 Nicollet Mall, Minneapolis,        investment companies,
 Minnesota 55402 (46)**             including
                                    sixty seven portfolios
 Robert H. Nelson, U.S. Bancorp     First American Funds              None
 Asset Management, Inc., 800        Complex: thirteen registered
 Nicollet Mall, Minneapolis,        investment companies,
 Minnesota 55402 (38)**             including
                                    sixty seven portfolios
 Michael J. Radmer, 50 South Sixth  First American Funds              None
 Street, Suite 1500, Minneapolis,   Complex: thirteen registered
 Minnesota 55402 (57)               investment companies,
                                    including
                                    sixty seven portfolios

--------------------------------------------------------------------------------

        26  2002 Annual Report - American Strategic Income Portfolio III

--------------------------------------------------------------------------------

                                     POSITION(S)
                                         HELD          TERM OF OFFICE AND             PRINCIPAL OCCUPATION(S)
      NAME, ADDRESS, AND AGE          WITH FUND       LENGTH OF TIME SERVED             DURING PAST 5 YEARS
 ---------------------------------  --------------  ------------------------- ----------------------------------------
 James D. Alt, 50 South Sixth       Secretary       Re-elected by the Board   Partner, Dorsey & Whitney LLP, a
 Street, Suite 1500, Minneapolis,                   annually; Assistant       Minneapolis-based law firm
 Minnesota 55402 (50)                               Secretary of CSP since
                                                    September 1999

 Kathleen L. Prudhomme, 50 South    Assistant       Re-elected by the Board   Partner, Dorsey & Whitney LLP, a
 Sixth Street, Suite 1500,          Secretary       annually; Assistant       Minneapolis-based law firm
 Minneapolis, Minnesota 55402 (49)                  Secretary of CSP since
                                                    September 1999

 Douglas G. Hess, 612 E. Michigan   Assistant       Re-elected by the Board   Assistant Vice President, Fund
 Street, Milwaukee, WI              Secretary       annually; Assistant       Compliance Administrator, U.S. Bancorp
 53202 (34)**                                       Secretary of CSP since    Fund Services, LLC (FKA Firstar Mutual
                                                    September 2001            Fund Services, LLC) since March 1997

                                                                      OTHER
                                                                  DIRECTORSHIPS
                                    NUMBER OF PORTFOLIOS IN FUND     HELD BY
      NAME, ADDRESS, AND AGE        COMPLEX OVERSEEN BY DIRECTOR   DIRECTOR +
 ---------------------------------  ----------------------------  -------------
 James D. Alt, 50 South Sixth       First American Funds              None
 Street, Suite 1500, Minneapolis,   Complex: thirteen registered
 Minnesota 55402 (50)               investment companies,
                                    including
                                    sixty seven portfolios
 Kathleen L. Prudhomme, 50 South    First American Funds              None
 Sixth Street, Suite 1500,          Complex: thirteen registered
 Minneapolis, Minnesota 55402 (49)  investment companies,
                                    including
                                    sixty seven portfolios
 Douglas G. Hess, 612 E. Michigan   First American Funds              None
 Street, Milwaukee, WI              Complex: thirteen registered
 53202 (34)**                       investment companies,
                                    including
                                    sixty seven portfolios

 * MR. MURPHY IS CONSIDERED AN "INTERESTED" DIRECTOR BECAUSE OF HIS EMPLOYMENT WITH U.S. BANCORP, U.S. BANCORP ASSET MANAGEMENT (AND ITS PREDECESSOR, FIRST AMERICAN ASSET MANAGEMENT) AND U.S. BANK TRUST NATIONAL ASSOCIATION., AND HIS OWNERSHIP OF SECURITIES ISSUED BY U.S. BANCORP.
 ** MESSRS. SCHREIER, JORDAHL, TORVIK, WILSON, AND NELSON ARE EACH OFFICERS OF U.S. BANCORP ASSET MANAGEMENT, INC., WHICH SERVES AS INVESTMENT ADVISOR FOR CSP. MR. HESS IS AN OFFICER OF U.S. BANCORP FUND SERVICES, LLC, WHICH IS A SUBSIDIARY OF U.S. BANCORP.
 *** ROBERT J. DAYTON TENDERED HIS RESIGNATION FROM THE BOARD OF DIRECTORS, EFFECTIVE SEPTEMBER 2002.
 + INCLUDES ONLY DIRECTORSHIPS IN A COMPANY WITH A CLASS OF SECURITIES REGISTERED PURSUANT TO SECTION 12 OF THE SECURITIES EXCHANGE ACT OR SUBJECT TO THE REQUIREMENTS OF SECTION 15(D) OF THE SECURITIES EXCHANGE ACT, OR ANY COMPANY REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT.
 FAF   FIRST AMERICAN FUNDS, INC.
 FAIF  FIRST AMERICAN INVESTMENT FUNDS, INC.
 FASF  FIRST AMERICAN STRATEGY FUNDS, INC.

--------------------------------------------------------------------------------

        27  2002 Annual Report - American Strategic Income Portfolio III

BOARD OF DIRECTORS


ROGER GIBSON
Director of American Strategic Income Portfolio Inc. III
Vice President of North America-Mountain Region for United Airlines


ANDREW HUNTER III
Director of American Strategic Income Portfolio Inc. III
Chairman of Hunter, Keith Industries, Inc.


LEONARD KEDROWSKI
Director of American Strategic Income Portfolio Inc. III
Owner and President of Executive Management Consulting, Inc.


JOHN MURPHY JR.
Director of American Strategic Income Portfolio Inc. III
Executive Vice President of U.S. Bancorp


RICHARD RIEDERER
Director of American Strategic Income Portfolio Inc. III
Retired; former President and Chief Executive Officer of Weirton Steel


JOSEPH STRAUSS
Director of American Strategic Income Portfolio Inc. III
Former Chairman of First American Investment Funds, Inc.
Owner and President of Strauss Management Company


VIRGINIA STRINGER
Chairperson of American Strategic Income Portfolio Inc. III
Owner and President of Strategic Management Resources, Inc.


JAMES WADE
Director of American Strategic Income Portfolio Inc. III
Owner and President of Jim Wade Homes

[LOGO] US BANCORP
       ASSET MANAGEMENT


       AMERICAN STRATEGIC INCOME PORTFOLIO INC. III

       2002 ANNUAL REPORT



       U.S. Bancorp Asset Management, Inc., is a subsidiary of U.S. Bank National Association. U.S. Bank
       National Association is a separate entity and wholly owned subsidiary of U.S. Bancorp.















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